UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JANUARY 31, 2012


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED JANUARY 31, 2012




[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA FIRST START GROWTH FUND]

 ===============================================

       SEMIANNUAL REPORT
       USAA FIRST START GROWTH FUND
       JANUARY 31, 2012

 ===============================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"I EXPECT A "STRUGGLE THROUGH" RECOVERY IN
2012 AS THE U.S. ECONOMY CONTINUES TO GROW         [PHOTO OF DANIEL S. McNAMARA]
SLOWLY, SOMETIMES IN FITS AND STARTS."

--------------------------------------------------------------------------------

FEBRUARY 2012

Although U.S. economic growth was strong during the fourth quarter of 2011, results for the six-month reporting period and for the 2011 calendar year were more modest. The expansion was an on-again, off-again affair, a blend of good news and disappointment. This "muddle-through" recovery has not been surprising given the balance sheet recession we experienced after the 2008 financial crisis. That recession, unlike any other since World War II, was precipitated by the bursting of a financial bubble, which led in turn to a pullback in spending as consumers and businesses sought to reduce their debt burdens.

In support of the economy, the Federal Reserve (the Fed) cut interest rates to extraordinarily low levels. Many businesses took advantage of low interest rates to restructure their balance sheets. However, for most individuals, this effort is a work in progress. As a result, I expect a "struggle through" recovery in 2012 as the U.S. economy continues to grow slowly. At the same time, there is a long list of known worries, among them the weak housing market, sluggish job growth, and growing international risks.

In the European Union (EU), policymakers are providing significant monetary stimulus, buying time for the EU's weakest members to regain fiscal balance. Many of these nations are weighed down by a staggering amount of debt. Fortunately, at the time of this writing, there are tentative signs that EU nations are benefiting from the stimulus efforts. In addition, Greece appeared to be making progress on restructuring its debt obligations, while pressure was easing on European banks, which hold a significant amount of sovereign debt.

Meanwhile, economic growth outside the United States is decelerating. According to forecasts by the International Monetary Fund, Europe is falling into a recession. The Bank of Japan has indicated that economic growth is slowing and that Japan's economy may enter a recession. China's economy, which has experienced double-digit growth in recent years, hit a soft patch during 2011 and seems likely to grow more slowly in the future.

In the face of weakening economic growth, central bankers around the world continue to keep interest rates extremely low. I believe this has set up an inflation/deflation tug of war between central banks, which are trying to re-ignite economic growth, and businesses and consumers, who are trying to

================================================================================

================================================================================

deleverage their balance sheets. It remains to be seen whether inflation or deflation prevails over the long run.

How might this affect the financial markets? Some observers have suggested that because of central banks' monetary intervention, market performance could diverge from economic performance. This "decoupling" thesis has yet to be proven, but if correct, it suggests that the markets may perform well even as the economy continues to struggle.

Looking ahead, the U.S. economy is likely to grow, though at a slower pace than many of us might like. The Fed, which is determined to keep the expansion from stalling, announced in January that it expected to hold interest rates at low levels until the end of 2014. The announcement has led some observers to speculate about a third round of quantitative easing. While we cannot know what the Fed will actually do, investors should be prepared for an extended period -- longer than we thought in the autumn of 2011 -- of low interest rates.

In this environment, investors have a difficult choice. They can choose to be conservative and look to money market funds, which are earning only slightly more than zero -- less than the current inflation rate. Or, they can assume more risk, perhaps more than they might otherwise do, for the potential of an enhanced return. I recommend they make the decision in the context of an investment plan based on their goals, time horizon, and risk tolerance. If you would like help reviewing your investment plan, please call one of our USAA service representatives. They are available to help you free of charge.

From all of us at USAA Asset Management Company*, I'd like to thank you for your continued confidence in us. We appreciate the opportunity to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

*Effective January 1, 2012, USAA Asset Management Company began advising each series of USAA Mutual Funds Trust, replacing USAA Investment Management Company.

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

As interest rates rise, bond prices fall.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           7

SHAREHOLDER VOTING RESULTS                                                   12

FINANCIAL INFORMATION

    Portfolio of Investments                                                 13

    Notes to Portfolio of Investments                                        29

    Financial Statements                                                     32

    Notes to Financial Statements                                            35

EXPENSE EXAMPLE                                                              53

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2012, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA FIRST START GROWTH FUND (THE FUND) IS AN ASSET ALLOCATION FUND WITH AN INVESTMENT OBJECTIVE TO SEEK LONG-TERM CAPITAL GROWTH WITH REDUCED VOLATILITY OVER TIME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, we generally will invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets. Although the Fund typically will invest primarily in U.S. securities, it may invest without limit in foreign securities.

As an alternative investment strategy, in our attempt to reduce the Fund's volatility over time, the Fund at times may implement an index option-based strategy. The strategy involves selling index call or corresponding exchange-traded fund (ETF) options and purchasing put index or corresponding ETF options or put spread options against a highly correlated stock portfolio to reduce the Fund's volatility. This option strategy may not fully protect the Fund against declines in the value of its stock portfolio, and the Fund could experience a loss in both the stock and option portions of its portfolio. The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments. We expect to implement this strategy at times when we believe stocks are significantly overpriced or are at materially elevated risk of a major sell-off based on the portfolio manager's assessment of economic and market conditions.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's applicable rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at (800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company            Quantitative Management Associates LLC*

  ARNOLD J. ESPE, CFA                      MARGARET S. STUMPP, Ph.D.
  Bonds and Money Market Instruments       PETER XU, Ph.D.

  WASIF A. LATIF                           DANIEL CARLUCCI
  JOHN P. TOOHEY, CFA                      STACIE L. MINTZ
  Exchange-Traded Funds                    U.S. Stocks
  Option-based Risk Management Strategy

*Effective October 2011, Quantitative Management Associates LLC replaced Credit
 Suisse Asset Management, LLC as co-manager of the Fund.

--------------------------------------------------------------------------------

o   HOW DID THE USAA FIRST START GROWTH FUND (THE FUND) PERFORM?

    During the six-month reporting period, the Fund had a total return of -2.41%. This compares to a total return of 2.12% for the Russell 3000(R) Index (the Index), 4.25% for the Barclays Capital U.S. Aggregate Bond Index, -0.82% for the Lipper Flexible Portfolio Index, and -0.55% for the Lipper Mixed-Asset Target Allocation Growth Funds peer group average.

    USAA Asset Management Company and Quantitative Management Associates LLC
    (QMA) are adviser and subadviser for the Fund, respectively.

o   HOW DID THE MARKETS PERFORM DURING THE PERIOD?

    During the reporting period, the global financial markets experienced some large fluctuations, particularly during the August-September

    Past performance is no guarantee of future results.

    Refer to page 9 for benchmark definitions.

================================================================================

2  | USAA FIRST START GROWTH FUND

================================================================================

    interval. The markets were roiled by a host of adverse news events during this time, which boosted U.S. Treasury prices but weighed heavily on global equities and the credit-sensitive segments of the bond market. Most notably, the U.S. debt ceiling debate put a spotlight on the deteriorating state of U.S. government finances. This was accompanied by a worsening of the European sovereign debt crisis and soft economic data from around the world, including evidence that China's economic growth rate was slowing. These issues created the perception of open-ended risk to the global economy and financial markets, prompting investors to seek shelter in investments that were perceived to be of the highest quality.

    The markets turned on a dime in the first week of October, as investors started to look past the potential risk factors that had been weighing on sentiment throughout the middle part of the year. In Europe, policymakers began to take broader steps to achieve greater fiscal union and alleviate the region's debt crisis. Included among these was the European Central Bank's announcement in December of 2011 of a plan to conduct longer-term refinancing operations to make financing immediately available to the region's troubled banks. This move was seen as reducing the risk of a banking crisis and being supportive of economic growth in 2012. Here at home, the U.S. economy began to show signs of better-than-expected performance in a number of areas, easing investors' concerns about a potential recession in the year ahead. In combination, these factors fueled a strong rebound in domestic stocks and the higher-risk areas of the bond market. This recovery was more than enough to make up for the weakness that characterized the first two months of the period. Non-U.S. equities also rebounded, but the asset class nonetheless finished the reporting period with negative returns.

o   PLEASE DISCUSS PERFORMANCE WITHIN THE FIXED-INCOME PORTION OF THE FUND.

    The Fund's bond allocation made a neutral contribution to returns during the past six months.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The positioning of the Fund's fixed-income segment was largely unchanged. We continue to hold zero-weightings in U.S. Treasuries (which we see as being overvalued at their current levels) and residential mortgage-backed securities. Instead, we favor higher-yielding investment-grade corporate bonds and commercial mortgage-backed securities. We believe both market segments are rich in opportunities for us to use bottom-up credit research to identify fundamentally sound, yet high-yielding securities. The average yield of our fixed-income portfolio is significantly higher than that of the Lipper peer group, which provides a favorable starting point for performance in any scenario but a severe downturn in the non-U.S. Treasury "spread sectors" of the bond market. Our fixed-income portfolio also has much lower duration -- or interest rate sensitivity -- than its Lipper peer group, which is designed to insulate the Fund against the potential for higher rates. We believe this is an important consideration given that U.S. Treasury yields stood near record lows at the close of the period.

o   PLEASE DISCUSS PERFORMANCE IN THE EQUITY PORTION OF THE FUND.

    Quantitative Management Associates (QMA) assumed management of the U.S. large cap portion of the equity portfolio in early October 2011. From October 2011 through January 2012, their quantitative strategy outperformed the Russell 1000(R) Large Cap benchmark by about 1%. The positive performance over the period is mainly attributable to QMA favoring companies with attractive valuation measures, such as price-to-earnings and price-to-book, relative to the companies' peers.

    AS INTEREST RATES RISE, EXISTING BOND PRICES FALL. o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

4  | USAA FIRST START GROWTH FUND

================================================================================

    Within the equity portion of the portfolio, we held a small overweight to U.S. equities during the six month period. This positioning provided a small positive impact to performance as U.S. equities outperformed non-U.S. equities over the period.

o   HOW IS THE FUND POSITIONED IN THE EQUITY PORTION OF ITS PORTFOLIO?

    QMA manages the U.S. large-cap equity portion of the portfolio using a quantitative process which favors companies with attractive valuation measures and/or indications of improving earnings. The strategy results in a portfolio that has similar risk characteristics to the U.S. large cap market, but is tilted toward companies with better valuation, higher growth potential and better quality.

    We remain cautious regarding the outlook for international equities due to the intractable sovereign debt problems in Europe, but we hold a more favorable long-term view on the emerging markets, which have better economic growth and less debt than their developed-market counterparts. In addition, the emerging markets' relative underperformance during the past year has created more attractive valuations in select regions, particularly Latin America and Asia.

o   HOW DID YOUR HEDGING STRATEGY IMPACT PERFORMANCE?

    Our hedging strategy -- which seeks to manage the risk of stock market volatility -- detracted from performance by limiting the positive impact of the strong equity rally in October. We continue to view our hedging strategy as a crucial component of our longer-term approach.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

o   WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND FINANCIAL MARKETS?

    Although global growth remains sluggish overall, the most recent U.S. economic numbers have come in above consensus expectations. Recent data points to modest strength in U.S. manufacturing relative to the rest of the world, improved consumer confidence, rising auto sales, and a modest recovery in employment.

    Despite these favorable developments, the U.S. and euro zone economies are currently in a fragile state of low growth. We expect Europe to slip into a recession in 2012, as the concern about the potential for sovereign defaults has created a significant amount of uncertainty and suppressed business confidence in the region. In addition, the European banking system is more highly leveraged than the U.S. banking system, and it holds significant amounts of the sovereign debt of economically weak and highly-indebted euro zone countries. However, growth in China and other emerging markets remains relatively high -- an ongoing positive for the world economy. We expect global deleveraging will ultimately lead to truncated business cycles, lower expected growth, and heightened economic and market volatility.

    With this as the backdrop, we hold a cautious outlook regarding financial market performance in the year ahead. Global economic growth is sluggish, and the odds are high that adverse developments in Europe will continue to roil market performance periodically. Still, volatility can create opportunities for long-term investors to capitalize on the values that emerge during times of elevated fear. We believe our steady approach and emphasis on diversification will help our clients in the current environment.

    Options are considered speculative investment strategies. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Diversification does not guarantee a profit or prevent a loss.

================================================================================

6  | USAA FIRST START GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

USAA FIRST START GROWTH FUND (Symbol: UFSGX)

--------------------------------------------------------------------------------
                                         1/31/12                    7/31/11
--------------------------------------------------------------------------------
Net Assets                            $218.3 Million             $226.9 Million
Net Asset Value Per Share                 $10.63                      $11.15

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/12
--------------------------------------------------------------------------------
   7/31/11 to 1/31/12*            1 Year              5 Years         10 Years
          -2.41%                  1.04%               2.82%           2.77%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/11
--------------------------------------------------------------------------------
   1 Year                          5 Years                          10 Years
   -2.26%                           2.14%                             2.09%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/11**
--------------------------------------------------------------------------------
   Before Reimbursement     2.00%              After Reimbursement     1.38%

               (includes acquired fund fees and expenses of 0.09%)

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

**USAA ASSET MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2012, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.38% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2012.

THESE BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2011. THESE EXPENSE RATIOS MAY DIFFER FROM THE FUND'S ACTUAL EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    BARCLAYS CAPITAL              LIPPER FLEXIBLE        RUSSELL 3000     USAA FIRST START
               U.S. AGGREGATE BOND INDEX      PORTFOLIO FUNDS INDEX       INDEX             GROWTH FUND
 1/31/2002             $10,000.00                   $10,000.00            $10,000.00        $10,000.00
 2/28/2002              10,096.91                     9,867.72              9,795.51          9,688.84
 3/31/2002               9,928.94                    10,144.66             10,225.00         10,096.57
 4/30/2002              10,121.48                     9,844.92              9,688.55          9,366.95
 5/31/2002              10,207.48                     9,787.69              9,576.30          9,281.12
 6/30/2002              10,295.74                     9,270.37              8,886.95          8,326.18
 7/31/2002              10,419.98                     8,736.08              8,180.41          7,553.65
 8/31/2002              10,595.91                     8,801.89              8,219.06          7,553.65
 9/30/2002              10,767.51                     8,182.41              7,355.48          7,285.41
10/31/2002              10,718.47                     8,599.22              7,941.17          7,564.38
11/30/2002              10,715.62                     8,965.03              8,421.70          7,510.73
12/31/2002              10,936.96                     8,653.65              7,945.58          7,178.11
 1/31/2003              10,946.30                     8,505.57              7,751.15          7,070.82
 2/28/2003              11,097.75                     8,420.46              7,623.63          6,984.98
 3/31/2003              11,089.20                     8,474.88              7,703.80          7,199.57
 4/30/2003              11,180.71                     8,959.17              8,332.88          7,575.11
 5/31/2003              11,389.17                     9,399.30              8,835.89          7,982.83
 6/30/2003              11,366.57                     9,496.05              8,955.13          8,122.32
 7/31/2003              10,984.43                     9,540.68              9,160.56          8,444.21
 8/31/2003              11,057.36                     9,735.67              9,363.56          8,648.07
 9/30/2003              11,350.05                     9,744.61              9,261.90          8,594.42
10/31/2003              11,244.20                    10,127.46              9,822.42          9,184.55
11/30/2003              11,271.13                    10,234.01              9,957.72          9,152.36
12/31/2003              11,385.83                    10,646.52             10,413.18          9,238.20
 1/31/2004              11,477.43                    10,799.46             10,630.41          9,291.85
 2/29/2004              11,601.67                    10,945.21             10,773.62          9,442.06
 3/31/2004              11,688.55                    10,898.48             10,645.74          9,463.52
 4/30/2004              11,384.46                    10,625.26             10,425.62          9,195.28
 5/31/2004              11,338.85                    10,698.94             10,577.14          9,281.12
 6/30/2004              11,402.93                    10,886.60             10,787.36          9,345.49
 7/31/2004              11,515.96                    10,595.54             10,379.43          8,873.39
 8/31/2004              11,735.63                    10,645.77             10,422.17          8,980.69
 9/30/2004              11,767.47                    10,818.73             10,582.38          9,334.76
10/31/2004              11,866.15                    10,967.07             10,756.19          9,270.39
11/30/2004              11,771.50                    11,358.10             11,256.21          9,763.95
12/31/2004              11,879.82                    11,658.11             11,657.28         10,289.70
 1/31/2005              11,954.41                    11,471.92             11,346.79          9,924.89
 2/28/2005              11,883.84                    11,688.19             11,596.57         10,000.00
 3/31/2005              11,822.81                    11,480.78             11,400.43          9,871.24
 4/30/2005              11,982.82                    11,271.00             11,152.74          9,839.06
 5/31/2005              12,112.46                    11,531.10             11,575.33         10,236.05
 6/30/2005              12,178.51                    11,615.74             11,656.19         10,354.08
 7/31/2005              12,067.64                    11,987.40             12,134.39         10,718.88
 8/31/2005              12,222.34                    11,986.92             12,018.71         10,547.21
 9/30/2005              12,096.44                    12,160.89             12,123.86         10,815.45
10/31/2005              12,000.71                    11,994.85             11,896.79         10,783.26
11/30/2005              12,053.78                    12,282.66             12,359.58         11,298.28
12/31/2005              12,168.38                    12,397.65             12,370.67         11,394.85
 1/31/2006              12,169.07                    12,798.31             12,783.99         11,620.17
 2/28/2006              12,209.47                    12,743.57             12,806.72         11,469.96
 3/31/2006              12,089.66                    12,946.34             13,028.09         11,384.12
 4/30/2006              12,067.74                    13,092.07             13,169.43         11,201.72
 5/31/2006              12,054.86                    12,791.96             12,747.80         10,579.40
 6/30/2006              12,080.42                    12,778.51             12,770.35         10,482.83
 7/31/2006              12,243.77                    12,820.99             12,758.39         10,321.89
 8/31/2006              12,431.20                    13,047.21             13,070.50         10,450.64
 9/30/2006              12,540.40                    13,190.99             13,363.09         10,761.80
10/31/2006              12,623.35                    13,539.23             13,844.12         10,987.12
11/30/2006              12,769.80                    13,842.05             14,145.35         11,169.53
12/31/2006              12,695.69                    13,980.94             14,314.75         11,283.76
 1/31/2007              12,690.48                    14,146.99             14,587.22         11,435.51
 2/28/2007              12,886.17                    14,091.74             14,347.93         11,316.27
 3/31/2007              12,886.56                    14,224.04             14,497.26         11,402.99
 4/30/2007              12,956.05                    14,667.75             15,076.38         11,760.69
 5/31/2007              12,857.86                    14,997.82             15,625.80         11,988.31
 6/30/2007              12,819.82                    14,929.79             15,333.16         11,836.56
 7/31/2007              12,926.76                    14,778.69             14,810.26         11,598.10
 8/31/2007              13,085.20                    14,768.65             15,022.85         11,663.13
 9/30/2007              13,184.46                    15,350.77             15,570.54         11,988.31
10/31/2007              13,302.90                    15,759.40             15,856.17         12,172.58
11/30/2007              13,542.13                    15,386.35             15,142.34         11,804.04
12/31/2007              13,580.16                    15,318.92             15,050.71         11,744.47
 1/31/2008              13,808.29                    14,821.01             14,138.46         11,171.57
 2/29/2008              13,827.45                    14,727.30             13,699.33         11,028.35
 3/31/2008              13,874.63                    14,531.42             13,618.16         10,896.14
 4/30/2008              13,845.63                    15,055.77             14,299.19         11,116.49
 5/31/2008              13,744.11                    15,294.24             14,592.13         11,314.80
 6/30/2008              13,733.00                    14,607.20             13,387.98         10,763.93
 7/31/2008              13,721.79                    14,330.97             13,281.20         10,642.74
 8/31/2008              13,852.02                    14,281.98             13,487.47         10,697.83
 9/30/2008              13,665.97                    12,943.96             12,219.32          9,915.60
10/31/2008              13,343.39                    10,953.43             10,052.11          8,516.40
11/30/2008              13,777.72                    10,336.40              9,258.60          7,932.48
12/31/2008              14,291.75                    10,720.37              9,435.72          8,113.90
 1/31/2009              14,165.65                    10,265.43              8,643.87          7,634.60
 2/28/2009              14,112.18                     9,572.93              7,738.38          7,121.06
 3/31/2009              14,308.36                    10,207.21              8,416.22          7,509.07
 4/30/2009              14,376.77                    11,024.68              9,301.89          8,250.84
 5/31/2009              14,481.05                    11,726.72              9,798.21          8,924.15
 6/30/2009              14,563.42                    11,534.25              9,831.59          9,152.39
 7/31/2009              14,798.32                    12,472.96             10,596.84          9,643.10
 8/31/2009              14,951.55                    12,776.86             10,975.48         10,019.70
 9/30/2009              15,108.61                    13,318.62             11,435.31         10,533.23
10/31/2009              15,183.21                    13,110.79             11,141.20         10,556.06
11/30/2009              15,379.78                    13,670.06             11,774.29         10,807.12
12/31/2009              15,139.37                    13,847.23             12,109.82         11,086.33
 1/31/2010              15,370.64                    13,485.26             11,673.29         11,027.36
 2/28/2010              15,428.04                    13,718.82             12,069.04         11,227.86
 3/31/2010              15,409.07                    14,388.53             12,829.71         11,676.03
 4/30/2010              15,569.47                    14,607.65             13,106.58         11,770.38
 5/31/2010              15,700.48                    13,767.56             12,071.20         11,286.83
 6/30/2010              15,946.69                    13,319.51             11,377.25         10,921.22
 7/31/2010              16,116.82                    14,035.10             12,167.08         11,475.53
 8/31/2010              16,324.21                    13,701.15             11,594.34         11,157.10
 9/30/2010              16,341.60                    14,572.05             12,689.05         11,994.47
10/31/2010              16,399.79                    15,052.29             13,184.90         12,336.49
11/30/2010              16,305.53                    15,040.63             13,261.01         12,277.52
12/31/2010              16,129.70                    15,634.96             14,159.97         12,835.10
 1/31/2011              16,148.47                    15,961.62             14,469.24         13,004.15
 2/28/2011              16,188.87                    16,283.88             14,996.04         13,414.68
 3/31/2011              16,197.81                    16,357.90             15,063.68         13,607.87
 4/30/2011              16,403.42                    16,821.89             15,512.05         14,006.32
 5/31/2011              16,617.49                    16,676.00             15,335.05         13,861.43
 6/30/2011              16,568.84                    16,433.13             15,059.65         13,680.31
 7/31/2011              16,831.75                    16,300.64             14,714.79         13,462.97
 8/31/2011              17,077.66                    15,587.20             13,831.97         12,641.91
 9/30/2011              17,201.90                    14,540.54             12,758.67         11,820.85
10/31/2011              17,220.38                    15,748.58             14,227.10         12,726.43
11/30/2011              17,205.44                    15,507.72             14,188.65         12,605.69
12/31/2011              17,394.54                    15,454.06             14,305.27         12,545.55
 1/31/2012              17,547.27                    16,166.34             15,027.15         13,138.84

                                   [END CHART]

                     Data from 1/31/02 to 1/31/12.

                     See page 9 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

8  | USAA FIRST START GROWTH FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the following benchmarks:

o The unmanaged Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category.

o The unmanaged Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 1/31/2012
                                (% of Net Assets)

iShares MSCI EAFE Index Fund*....................................... 10.5%
Vanguard MSCI Emerging Markets ETF*.................................  8.1%
Vanguard Dividend Appreciation ETF*.................................  2.3%
Apple, Inc. ........................................................  1.6%
Exxon Mobil Corp. ..................................................  1.2%
Chevron Corp. ......................................................  0.8%
Microsoft Corp. ....................................................  0.8%
Wells Fargo & Co. ..................................................  0.6%
Intel Corp. ........................................................  0.6%
International Business Machines Corp. ..............................  0.6%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order and a related agreement with the exchange-traded fund sponsor, the Fund may invest in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-28.

================================================================================

10  | USAA FIRST START GROWTH FUND

================================================================================

                    o SECTOR ASSET ALLOCATION* -- 1/31/2012 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

FINANCIALS                                                           29.2%
FOREIGN EXCHANGE-TRADED FUNDS**                                      18.6%
INFORMATION TECHNOLOGY                                                9.2%
ENERGY                                                                7.2%
INDUSTRIALS                                                           6.4%
HEALTH CARE                                                           5.6%
CONSUMER DISCRETIONARY                                                5.3%
MONEY  MARKET INSTUMENTS                                              4.7%
UTILITIES                                                             3.9%
CONSUMER STAPLES                                                      3.6%
DOMESTIC EXCHANGE-TRADED FUNDS**                                      2.8%
MATERIALS                                                             2.0%
TELECOMMUNICATION SERVICES                                            1.1%

                                   [END CHART]

*  Excludes options.

** Exchange-traded funds (ETFs) are baskets of securities and are traded like individual stocks, on an exchange. These particular ETFs represent multiple sectors.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On November 10, 2011, a meeting of shareholders was held to vote on a number of proposals relating to certain USAA mutual funds. However, all shareholders of record on September 16, 2011, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Robert L. Mason, Ph.D. and Michael F. Reimherr became effective January 1, 2012.

                              NUMBER OF SHARES VOTING
----------------------------------------------------------------------------
TRUSTEES                                FOR                  VOTES WITHHELD
----------------------------------------------------------------------------
Thomas F. Eggers                   6,660,811,393               63,843,596
Daniel S. McNamara                 6,665,041,690               59,613,299
Robert L. Mason, Ph.D.             6,673,454,396               51,200,593
Michael F. Reimherr                6,655,017,938               69,637,051
Paul L. McNamara                   6,652,482,258               72,172,731
Barbara B. Ostdiek, Ph.D.          6,650,120,137               74,534,852

================================================================================

12  | USAA FIRST START GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2012 (unaudited)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES        SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
EQUITY SECURITIES (68.8%)

COMMON STOCKS (44.8%)

CONSUMER DISCRETIONARY (5.3%)
-----------------------------
ADVERTISING (0.0%)
      1,100   Harte Hanks, Inc.                                                           $     11
      1,700   Omnicom Group, Inc.                                                               77
                                                                                          --------
                                                                                                88
                                                                                          --------
APPAREL RETAIL (0.4%)
      3,600   Ascena Retail
                Group, Inc.*                                                                   127
      1,700   Express, Inc.*                                                                    37
      2,000   Ross Stores, Inc.                                                                101
      8,200   TJX Companies, Inc.                                                              559
                                                                                          --------
                                                                                               824
                                                                                          --------
APPAREL, ACCESSORIES & LUXURY GOODS (0.4%)
      9,400   Coach, Inc.                                                                      658
      4,500   True Religion
                Apparel, Inc.*                                                                 163
                                                                                          --------
                                                                                               821
                                                                                          --------
AUTO PARTS & EQUIPMENT (0.2%)
      4,000   Federal-Mogul Corp.*                                                              66
      7,900   TRW Automotive
                Holdings Corp.*                                                                297
                                                                                          --------
                                                                                               363
                                                                                          --------
AUTOMOBILE MANUFACTURERS (0.3%)
     48,700   Ford Motor Co.                                                                   605
      2,100   Thor Industries, Inc.                                                             64
                                                                                          --------
                                                                                               669
                                                                                          --------
AUTOMOTIVE RETAIL (0.0%)
      1,400   America's Car Mart, Inc.*                                                         53
                                                                                          --------
BROADCASTING (0.0%)
      1,300   Nexstar Broadcasting Group, Inc. "A"*                                             11
                                                                                          --------

CABLE & SATELLITE (0.6%)
     19,800   Comcast Corp. "A"                                                                527
     16,600   DIRECTV "A"*                                                                     747
                                                                                          --------
                                                                                             1,274
                                                                                          --------
CATALOG RETAIL (0.2%)
      2,000   HSN, Inc.                                                                         71
     24,700   Liberty Media
                Corp.- Interactive "A"*                                                        423
                                                                                          --------
                                                                                               494
                                                                                          --------
COMPUTER & ELECTRONICS RETAIL (0.1%)
      8,500   Best Buy Co., Inc.                                                               204
      1,200   Systemax, Inc.*                                                                   21
                                                                                          --------
                                                                                               225
                                                                                          --------
CONSUMER ELECTRONICS (0.1%)
      6,000   Harman International
              Industries, Inc.                                                                 253
                                                                                          --------
DISTRIBUTORS (0.3%)
      9,100   Genuine Parts Co.                                                                580
                                                                                          --------
EDUCATION SERVICES (0.2%)
      2,400   Capella Education Co.*                                                           102
     11,300   Career Education Corp.*                                                          114
      4,800   DeVry, Inc.                                                                      181
                                                                                          --------
                                                                                               397
                                                                                          --------
FOOTWEAR (0.1%)
      8,300   Crocs, Inc.*                                                                     158
                                                                                          --------
GENERAL MERCHANDISE STORES (0.3%)
      2,700   Dollar Tree, Inc.*                                                               229
      9,800   Target Corp.                                                                     498
                                                                                          --------
                                                                                               727
                                                                                          --------
HOME IMPROVEMENT RETAIL (0.3%)
     12,700   Home Depot, Inc.                                                                 564
                                                                                          --------
HOMEFURNISHING RETAIL (0.0%)
      1,500   Bed Bath & Beyond, Inc.*                                                          91
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES        SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
HOTELS, RESORTS & CRUISE LINES (0.1%)
      2,300   Interval Leisure Group, Inc.*                                               $     31
      2,300   Wyndham Worldwide Corp.                                                           92
                                                                                          --------
                                                                                               123
                                                                                          --------
HOUSEHOLD APPLIANCES (0.1%)
      3,700   Whirlpool Corp.                                                                  201
                                                                                          --------
HOUSEWARES & SPECIALTIES (0.2%)
      2,000   Blyth, Inc.                                                                      126
      3,600   Jarden Corp.                                                                     121
      1,700   Libbey, Inc.*                                                                     26
      2,100   Tupperware Brands Corp.                                                          132
                                                                                          --------
                                                                                               405
                                                                                          --------
INTERNET RETAIL (0.2%)
        800   Priceline.com, Inc.*                                                             424
                                                                                          --------
LEISURE FACILITIES (0.0%)
      1,200   Speedway Motorsports, Inc.                                                        19
                                                                                          --------
LEISURE PRODUCTS (0.2%)
      1,100   Arctic Cat, Inc.*                                                                 33
      2,500   Hasbro, Inc.                                                                      87
      4,300   Polaris Industries, Inc.                                                         277
      3,500   Sturm Ruger & Co., Inc.                                                          139
                                                                                          --------
                                                                                               536
                                                                                          --------
MOVIES & ENTERTAINMENT (0.6%)
      5,500   News Corp. "A"                                                                   104
      2,200   Time Warner, Inc.                                                                 81
     14,900   Viacom, Inc. "B"                                                                 701
      9,300   Walt Disney Co.                                                                  362
                                                                                          --------
                                                                                             1,248
                                                                                          --------
PUBLISHING (0.0%)
      1,700   Gannett Co., Inc.                                                                 24
                                                                                          --------
RESTAURANTS (0.4%)
      2,300   AFC Enterprises, Inc.*                                                            39
        200   Biglari Holdings, Inc.*                                                           79
      3,700   Bob Evans Farms, Inc.                                                            131
      4,000   McDonald's Corp.                                                                 396
      5,800   Ruby Tuesday, Inc.*                                                               44
      4,000   Yum! Brands, Inc.                                                                253
                                                                                          --------
                                                                                               942
                                                                                          --------
TEXTILES (0.0%)
      1,900   Unifi, Inc.*                                                                      18
                                                                                          --------
              Total Consumer Discretionary                                                  11,532
                                                                                          --------
CONSUMER STAPLES (3.4%)
-----------------------
AGRICULTURAL PRODUCTS (0.6%)
     10,700   Archer-Daniels-Midland Co.                                                       307
      9,100   Bunge Ltd.                                                                       521
      7,500   Corn Products International, Inc.                                                416
                                                                                          --------
                                                                                             1,244
                                                                                          --------
DRUG RETAIL (0.3%)
     13,700   CVS Caremark Corp.                                                               572
      1,100   Walgreen Co.                                                                      37
                                                                                          --------
                                                                                               609
                                                                                          --------
FOOD RETAIL (0.2%)
     23,400   Kroger Co.                                                                       556
                                                                                          --------
HOUSEHOLD PRODUCTS (0.6%)
      2,300   Colgate-Palmolive Co.                                                            209
     15,600   Procter & Gamble Co.                                                             983
      3,700   Spectrum Brands Holdings, Inc.*                                                  107
                                                                                          --------
                                                                                             1,299
                                                                                          --------
HYPERMARKETS & SUPER CENTERS (0.4%)
     13,200   Wal-Mart Stores, Inc.                                                            810
                                                                                          --------
PACKAGED FOODS & MEAT (0.3%)
      1,400   ConAgra Foods, Inc.                                                               37
      1,500   Kraft Foods, Inc. "A"                                                             57
     13,500   Smithfield Foods, Inc.*                                                          302
     12,600   Tyson Foods, Inc. "A"                                                            235
                                                                                          --------
                                                                                               631
                                                                                          --------
PERSONAL PRODUCTS (0.1%)
     17,000   Avon Products, Inc.                                                              302
        300   USANA Health Sciences, Inc.*                                                      10
                                                                                          --------
                                                                                               312
                                                                                          --------

================================================================================

14  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES        SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
SOFT DRINKS (0.9%)
     15,000   Coca Cola Enterprises, Inc.                                                 $    402
        600   Coca-Cola Bottling Co. Consolidated                                               36
      7,700   Coca-Cola Co.                                                                    520
      2,600   Dr. Pepper Snapple Group, Inc.                                                   101
      3,000   Monster Beverage Corp.*                                                          313
      8,600   PepsiCo, Inc.                                                                    565
                                                                                          --------
                                                                                             1,937
                                                                                          --------
              Total Consumer Staples                                                         7,398
                                                                                          --------
ENERGY (5.5%)
-------------
COAL & CONSUMABLE FUELS (0.2%)
      6,100   CONSOL Energy, Inc.                                                              218
      8,700   Peabody Energy Corp.                                                             296
                                                                                          --------
                                                                                               514
                                                                                          --------
INTEGRATED OIL & GAS (3.1%)
     16,800   Chevron Corp.                                                                  1,732
     15,300   ConocoPhillips                                                                 1,044
     31,700   Exxon Mobil Corp.                                                              2,654
     10,200   Hess Corp.                                                                       574
      4,300   Murphy Oil Corp.                                                                 256
      4,500   Occidental Petroleum Corp.                                                       449
                                                                                          --------
                                                                                             6,709
                                                                                          --------
OIL & GAS DRILLING (0.0%)
        900   Helmerich & Payne, Inc.                                                           56
      1,000   Unit Corp.*                                                                       45
                                                                                          --------
                                                                                               101
                                                                                          --------
OIL & GAS EQUIPMENT & SERVICES (0.9%)
     20,500   Halliburton Co.                                                                  754
      1,900   Matrix Service Co.*                                                               22
      9,600   National-Oilwell Varco, Inc.                                                     710
      2,500   Oceaneering International, Inc.                                                  122
      6,500   RPC, Inc.                                                                         99
      2,500   Schlumberger Ltd.                                                                188
                                                                                          --------
                                                                                             1,895
                                                                                          --------
OIL & GAS EXPLORATION & PRODUCTION (1.0%)
      8,000   Apache Corp.                                                                     791
      5,500   Devon Energy Corp.                                                               351
     18,800   Marathon Oil Corp.                                                               590
      2,000   Newfield Exploration Co.*                                                         76
      1,300   Noble Energy, Inc.                                                               131
      4,600   QEP Resources, Inc.                                                              132
      2,100   Southwestern Energy Co.*                                                          65
                                                                                          --------
                                                                                             2,136
                                                                                          --------
OIL & GAS REFINING & MARKETING (0.3%)
        800   CVR Energy, Inc.*                                                                 20
      1,200   HollyFrontier Corp.                                                               35
     11,300   Marathon Petroleum Corp.                                                         432
      4,200   Valero Energy Corp.                                                              101
                                                                                          --------
                                                                                               588
                                                                                          --------
              Total Energy                                                                  11,943
                                                                                          --------
FINANCIALS (6.4%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
     31,500   Bank of New York Mellon Corp.                                                    634
                                                                                          --------
CONSUMER FINANCE (0.3%)
      2,700   Advance America, Cash Advance Centers, Inc.                                       21
     11,200   Discover Financial Services                                                      305
     23,200   SLM Corp.                                                                        347
                                                                                          --------
                                                                                               673
                                                                                          --------
DIVERSIFIED BANKS (0.6%)
     45,100   Wells Fargo & Co.                                                              1,317
                                                                                          --------
INVESTMENT BANKING & BROKERAGE (0.7%)
      1,900   E*Trade Financial Corp.*                                                          16
      6,500   Goldman Sachs Group, Inc.                                                        724
     42,400   Morgan Stanley                                                                   791
                                                                                          --------
                                                                                             1,531
                                                                                          --------
LIFE & HEALTH INSURANCE (0.3%)
     12,000   AFLAC, Inc.                                                                      579
      5,200   Symetra Financial Corp.                                                           48
      4,800   Unum Group                                                                       109
                                                                                          --------
                                                                                               736
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES        SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
MULTI-LINE INSURANCE (0.5%)
      1,800   American Financial Group, Inc.                                              $     66
      3,200   American International Group, Inc.*                                               80
      4,500   Assurant, Inc.                                                                   178
      8,300   HCC Insurance Holdings, Inc.                                                     231
     12,700   Loews Corp.                                                                      474
                                                                                          --------
                                                                                             1,029
                                                                                          --------
OTHER DIVERSIFIED FINANCIAL SERVICES (1.3%)
     98,300   Bank of America Corp.                                                            701
     29,200   Citigroup, Inc.                                                                  897
     31,400   JPMorgan Chase & Co.                                                           1,171
                                                                                          --------
                                                                                             2,769
                                                                                          --------
PROPERTY & CASUALTY INSURANCE (0.6%)
      1,400   ACE Ltd.                                                                          97
      6,800   Berkshire Hathaway, Inc. "B"*                                                    533
      3,100   Travelers Companies, Inc.                                                        181
     25,400   XL Group plc                                                                     515
                                                                                          --------
                                                                                             1,326
                                                                                          --------
REGIONAL BANKS (0.8%)
      5,500   BB&T Corp.                                                                       150
      1,600   Chemical Financial Corp.                                                          36
      3,000   Fifth Third Bancorp                                                               39
     27,700   Huntington Bancshares, Inc.                                                      158
     29,400   KeyCorp                                                                          228
      4,600   PNC Financial Services Group, Inc.                                               271
     18,700   Regions Financial Corp.                                                           98
      2,800   State Bank Financial Corp.*                                                       45
     29,600   SunTrust Banks, Inc.                                                             609
      1,200   Webster Financial Corp.                                                           25
                                                                                          --------
                                                                                             1,659
                                                                                          --------
REINSURANCE (0.0%)
      1,000   PartnerRe Ltd.                                                                    65
                                                                                          --------
REITs - DIVERSIFIED (0.0%)
      2,300   CapLease, Inc.                                                                    10
      3,200   Winthrop Realty Trust, Inc.                                                       38
                                                                                          --------
                                                                                                48
                                                                                          --------
REITs - INDUSTRIAL (0.1%)
     12,000   First Industrial Realty Trust, Inc.*                                             138
                                                                                          --------
REITs - MORTGAGE (0.4%)
     36,300   Annaly Capital Management, Inc.                                                  611
     27,100   Chimera Investment Corp.                                                          83
      3,900   Invesco Mortgage Capital                                                          61
      1,600   PennyMac Mortgage Investment Trust                                                28
     25,300   Resource Capital Corp.                                                           148
                                                                                          --------
                                                                                               931
                                                                                          --------
REITs - OFFICE (0.1%)
     13,900   CommonWealth REIT                                                                273
        600   Corporate Office Properties Trust                                                 15
                                                                                          --------
                                                                                               288
                                                                                          --------
REITs - RETAIL (0.1%)
      6,300   Inland Real Estate Corp.                                                          54
      2,100   Ramco-Gershenson Properties Trust                                                 24
      1,100   Simon Property Group, Inc.                                                       150
                                                                                          --------
                                                                                               228
                                                                                          --------
REITs - SPECIALIZED (0.2%)
     12,100   Ashford Hospitality Trust, Inc.                                                  109
      1,300   Chatham Lodging Trust                                                             16
      7,100   Hospitality Properties Trust                                                     172
      7,600   Sabra Health Care Reit, Inc.                                                     108
      2,900   Summit Hotel Properties, Inc.                                                     27
                                                                                          --------
                                                                                               432
                                                                                          --------

================================================================================

16  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES        SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
SPECIALIZED FINANCE (0.1%)
        700   CME Group, Inc.                                                             $    168
                                                                                          --------
THRIFTS & MORTGAGE FINANCE (0.0%)
      2,900   Washington Federal, Inc.                                                          46
                                                                                          --------
              Total Financials                                                              14,018
                                                                                          --------
HEALTH CARE (5.6%)
------------------
BIOTECHNOLOGY (0.8%)
      1,200   Alexion Pharmaceuticals, Inc.*                                                    92
      9,900   Amgen, Inc.                                                                      672
      3,800   Biogen Idec, Inc.*                                                               448
      6,200   Celgene Corp.*                                                                   451
      1,700   Myriad Genetics, Inc.*                                                            40
                                                                                          --------
                                                                                             1,703
                                                                                          --------
HEALTH CARE EQUIPMENT (1.1%)
      6,200   Baxter International, Inc.                                                       344
      5,100   Becton, Dickinson and Co.                                                        400
     39,200   Boston Scientific Corp.*                                                         234
     10,700   Covidien plc                                                                     551
        800   Hill-Rom Holdings, Inc.                                                           26
        500   Intuitive Surgical, Inc.*                                                        230
      1,300   Sirona Dental Systems, Inc.*                                                      63
      4,300   St. Jude Medical, Inc.                                                           179
      8,100   Stryker Corp.                                                                    449
                                                                                          --------
                                                                                             2,476
                                                                                          --------
HEALTH CARE SERVICES (0.0%)
      1,300   Almost Family, Inc.*                                                              25
                                                                                          --------
HEALTH CARE TECHNOLOGY (0.0%)
      1,200   Computer Programs and Systems, Inc.                                               69
                                                                                          --------
LIFE SCIENCES TOOLS & SERVICES (0.5%)
        400   Charles River Laboratories International, Inc.*                                   14
      6,700   Life Technologies Corp.*                                                         324
      7,400   PerkinElmer, Inc.                                                                177
     10,700   Thermo Fisher Scientific, Inc.*                                                  566
                                                                                          --------
                                                                                             1,081
                                                                                          --------
MANAGED HEALTH CARE (1.1%)
     14,200   Aetna, Inc.                                                                      620
      6,500   CIGNA Corp.                                                                      291
      1,000   Health Net, Inc.*                                                                 38
      2,800   Humana, Inc.                                                                     249
     10,500   UnitedHealth Group, Inc.                                                         544
      8,500   WellPoint, Inc.                                                                  547
                                                                                          --------
                                                                                             2,289
                                                                                          --------
PHARMACEUTICALS (2.1%)
     19,200   Abbott Laboratories                                                            1,040
      1,700   Bristol-Myers Squibb Co.                                                          55
      6,000   Eli Lilly and Co.                                                                238
     14,600   Johnson & Johnson                                                                962
     24,900   Merck & Co., Inc.                                                                953
      3,300   Par Pharmaceutical Companies, Inc.*                                              119
     41,400   Pfizer, Inc.                                                                     886
      9,200   Warner Chilcott plc "A"*                                                         155
      3,300   Watson Pharmaceuticals, Inc.*                                                    194
                                                                                          --------
                                                                                             4,602
                                                                                          --------
              Total Health Care                                                             12,245
                                                                                          --------
INDUSTRIALS (5.1%)
------------------
AEROSPACE & DEFENSE (0.9%)
      3,200   Alliant Techsystems, Inc.                                                        190
      8,700   Exelis, Inc.                                                                      87
      9,700   General Dynamics Corp.                                                           671
        700   HEICO Corp.                                                                       39
      2,300   Huntington Ingalls Industries, Inc.*                                              87
      4,200   Northrop Grumman Corp.                                                           244
      7,200   United Technologies Corp.                                                        564
                                                                                          --------
                                                                                             1,882
                                                                                          --------
AIR FREIGHT & LOGISTICS (0.2%)
        700   FedEx Corp.                                                                       64
      4,200   United Parcel Service, Inc. "B"                                                  318
                                                                                          --------
                                                                                               382
                                                                                          --------
AIRLINES (0.0%)
      5,400   Hawaiian Holdings, Inc.*                                                          38
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES        SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
BUILDING PRODUCTS (0.0%)
      2,600   Lennox International, Inc.                                                  $     94
                                                                                          --------
CONSTRUCTION & ENGINEERING (0.1%)
      3,800   URS Corp.*                                                                       156
                                                                                          --------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (1.0%)
      7,800   AGCO Corp.*                                                                      397
      2,000   Cascade Corp.                                                                    114
      6,600   Cummins, Inc.                                                                    686
      8,700   Deere & Co.                                                                      750
     15,200   Meritor, Inc.*                                                                    95
        900   NACCO Industries, Inc. "A"                                                        92
        600   Toro Co.                                                                          38
                                                                                          --------
                                                                                             2,172
                                                                                          --------
DIVERSIFIED SUPPORT SERVICES (0.1%)
      4,600   Copart, Inc.*                                                                    216
                                                                                          --------
ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
      2,100   Acuity Brands, Inc.                                                              122
      6,300   AMETEK, Inc.                                                                     296
     15,500   Emerson Electric Co.                                                             796
        700   Rockwell Automation, Inc.                                                         55
                                                                                          --------
                                                                                             1,269
                                                                                          --------
HEAVY ELECTRICAL EQUIPMENT (0.0%)
      1,600   Babcock & Wilcox Co.*                                                             39
                                                                                          --------
HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
        800   Kelly Services, Inc. "A"                                                          13
      2,100   Manpower, Inc.                                                                    84
                                                                                          --------
                                                                                                97
                                                                                          --------
INDUSTRIAL CONGLOMERATES (0.7%)
      3,400   3M Co.                                                                           295
     52,500   General Electric Co.                                                             982
      6,800   Tyco International Ltd.                                                          347
                                                                                          --------
                                                                                             1,624
                                                                                          --------
INDUSTRIAL MACHINERY (0.3%)
      1,600   Ingersoll-Rand plc                                                                56
      2,200   Kennametal, Inc.                                                                  95
      1,500   L.B. Foster Co. "A"                                                               45
      4,600   NN, Inc.*                                                                         36
      5,900   Parker-Hannifin Corp.                                                            476
                                                                                          --------
                                                                                               708
                                                                                          --------
OFFICE SERVICES & SUPPLIES (0.1%)
     11,400   Steelcase, Inc. "A"                                                               99
        900   Sykes Enterprises, Inc.*                                                          16
                                                                                          --------
                                                                                               115
                                                                                          --------
RAILROADS (0.7%)
     11,000   CSX Corp.                                                                        248
      8,400   Norfolk Southern Corp.                                                           607
      6,500   Union Pacific Corp.                                                              743
                                                                                          --------
                                                                                             1,598
                                                                                          --------
RESEARCH & CONSULTING SERVICES (0.0%)
      1,100   ICF International, Inc.*                                                          31
        900   Navigant Consulting, Inc.*                                                        12
                                                                                          --------
                                                                                                43
                                                                                          --------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
      1,200   Applied Industrial Technologies, Inc.                                             46
      1,900   DXP Enterprises, Inc.*                                                            64
      2,500   Interline Brands, Inc.*                                                           42
      1,600   MSC Industrial Direct Co., Inc. "A"                                              122
      1,200   SeaCube Container Leasing Ltd.                                                    19
      1,700   W.W. Grainger, Inc.                                                              324
                                                                                          --------
                                                                                               617
                                                                                          --------
TRUCKING (0.0%)
      2,600   Celadon Group, Inc.                                                               39
                                                                                          --------
              Total Industrials                                                             11,089
                                                                                          --------
INFORMATION TECHNOLOGY (9.0%)
-----------------------------
APPLICATION SOFTWARE (0.2%)
      3,600   Fair Isaac Corp.                                                                 130
      5,400   Intuit, Inc.                                                                     305
      3,900   SS&C Technologies Holdings, Inc.*                                                 73
                                                                                          --------
                                                                                               508
                                                                                          --------

================================================================================

18  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES        SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (1.3%)
      1,800   Black Box Corp.                                                             $     56
     36,100   Cisco Systems, Inc.                                                              709
        300   F5 Networks, Inc.*                                                                36
      8,200   Motorola Solutions, Inc.                                                         381
      8,500   Netgear, Inc.*                                                                   338
     20,800   QUALCOMM, Inc.                                                                 1,223
                                                                                          --------
                                                                                             2,743
                                                                                          --------
COMPUTER HARDWARE (1.7%)
      7,800   Apple, Inc.*                                                                   3,561
     11,800   Dell, Inc.*                                                                      203
                                                                                          --------
                                                                                             3,764
                                                                                          --------
COMPUTER STORAGE & PERIPHERALS (0.4%)
     12,400   EMC Corp.*                                                                       320
      8,300   SanDisk Corp.*                                                                   381
      3,500   Western Digital Corp.*                                                           127
      5,500   Xyratex Ltd.                                                                      87
                                                                                          --------
                                                                                               915
                                                                                          --------
DATA PROCESSING & OUTSOURCED SERVICES (0.9%)
      6,700   Fiserv, Inc.*                                                                    421
      7,200   Lender Processing Services, Inc.                                                 120
      2,000   MasterCard, Inc. "A"                                                             711
      1,500   NeuStar, Inc. "A"*                                                                55
      5,500   Visa, Inc. "A"                                                                   554
                                                                                          --------
                                                                                             1,861
                                                                                          --------
ELECTRONIC COMPONENTS (0.3%)
     20,000   Corning, Inc.                                                                    257
     10,300   Dolby Laboratories, Inc. "A"*                                                    375
                                                                                          --------
                                                                                               632
                                                                                          --------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      4,000   GSI Group, Inc.*                                                                  46
                                                                                          --------
HOME ENTERTAINMENT SOFTWARE (0.1%)
     22,300   Activision Blizzard, Inc.                                                        275
                                                                                          --------
INTERNET SOFTWARE & SERVICES (0.5%)
      3,800   Akamai Technologies, Inc.*                                                       123
      2,600   Dice Holdings, Inc.*                                                              25
      1,000   Google, Inc. "A"*                                                                580
      5,400   InfoSpace, Inc.*                                                                  66
      6,100   Quinstreet, Inc.*                                                                 59
     13,600   United Online, Inc.                                                               77
      9,000   Yahoo!, Inc.*                                                                    139
                                                                                          --------
                                                                                             1,069
                                                                                          --------
IT CONSULTING & OTHER SERVICES (0.9%)
      7,200   Accenture plc "A"                                                                413
      6,400   International Business Machines Corp.                                          1,233
      5,700   SAIC, Inc.*                                                                       73
     10,400   Unisys Corp.*                                                                    218
                                                                                          --------
                                                                                             1,937
                                                                                          --------
OFFICE ELECTRONICS (0.0%)
      9,700   Xerox Corp.                                                                       75
                                                                                          --------
SEMICONDUCTOR EQUIPMENT (0.1%)
      7,500   Applied Materials, Inc.                                                           92
      1,800   Ultra Clean Holdings, Inc.*                                                       13
                                                                                          --------
                                                                                               105
                                                                                          --------
SEMICONDUCTORS (0.8%)
      3,900   Broadcom Corp. "A"*                                                              134
     48,000   Intel Corp.                                                                    1,268
     11,700   Marvell Technology Group Ltd.*                                                   182
     18,100   NVIDIA Corp.*                                                                    267
                                                                                          --------
                                                                                             1,851
                                                                                          --------
SYSTEMS SOFTWARE (1.7%)
      6,300   BMC Software, Inc.*                                                              228
     12,800   CA, Inc.                                                                         330
        900   MICROS Systems, Inc.*                                                             45
     58,100   Microsoft Corp.                                                                1,716
     33,900   Oracle Corp.                                                                     956
     23,900   Symantec Corp.*                                                                  411
                                                                                          --------
                                                                                             3,686
                                                                                          --------
TECHNOLOGY DISTRIBUTORS (0.1%)
      1,500   Avnet, Inc.*                                                                      52
      7,400   Ingram Micro, Inc. "A"*                                                          141
        700   Tech Data Corp.*                                                                  36
                                                                                          --------
                                                                                               229
                                                                                          --------
              Total Information Technology                                                  19,696
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES        SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
MATERIALS (2.0%)
----------------
ALUMINUM (0.2%)
     30,500   Alcoa, Inc.                                                                 $    310
      6,400   Noranda Aluminum Holding Corp.                                                    67
                                                                                          --------
                                                                                               377
                                                                                          --------
COMMODITY CHEMICALS (0.1%)
      4,100   Koppers Holdings, Inc.                                                           156
        800   Tredegar Corp.                                                                    20
                                                                                          --------
                                                                                               176
                                                                                          --------
DIVERSIFIED CHEMICALS (0.3%)
      4,800   Eastman Chemical Co.                                                             242
      2,600   LSB Industries, Inc.*                                                             91
      5,000   PPG Industries, Inc.                                                             448
                                                                                          --------
                                                                                               781
                                                                                          --------
DIVERSIFIED METALS & MINING (0.3%)
     13,900   Freeport-McMoRan Copper & Gold, Inc.                                             642
                                                                                          --------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.6%)
      3,400   CF Industries Holdings, Inc.                                                     603
     11,000   Mosaic Co.                                                                       616
                                                                                          --------
                                                                                             1,219
                                                                                          --------
METAL & GLASS CONTAINERS (0.1%)
     10,400   Owens-Illinois, Inc.*                                                            250
                                                                                          --------
PAPER PRODUCTS (0.0%)
      1,000   KapStone Paper & Packaging Corp.*                                                 17
                                                                                          --------
PRECIOUS METALS & MINERALS (0.1%)
      8,400   Coeur d'Alene Mines Corp.*                                                       232
                                                                                          --------
SPECIALTY CHEMICALS (0.1%)
      1,000   A. Schulman, Inc.                                                                 25
      2,300   Rockwood Holdings, Inc.*                                                         116
      2,900   Valspar Corp.                                                                    125
                                                                                          --------
                                                                                               266
                                                                                          --------
STEEL (0.2%)
      2,700   Metals USA Holdings Corp.*                                                        36
     18,200   Steel Dynamics, Inc.                                                             290
      1,100   Universal Stainless & Alloy Products, Inc.*                                       44
                                                                                          --------
                                                                                               370
                                                                                          --------
              Total Materials                                                                4,330
                                                                                          --------
TELECOMMUNICATION SERVICES (0.9%)
---------------------------------
ALTERNATIVE CARRIERS (0.0%)
      5,200   Premiere Global Services, Inc.*                                                   46
                                                                                          --------
INTEGRATED TELECOMMUNICATION SERVICES (0.8%)
     33,000   AT&T, Inc.                                                                       970
      1,000   Atlantic Tele-Network, Inc.                                                       36
      9,300   CenturyLink, Inc.                                                                344
      1,800   IDT Corp. "B"                                                                     16
      8,300   Verizon Communications, Inc.                                                     313
                                                                                          --------
                                                                                             1,679
                                                                                          --------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
     32,500   MetroPCS Communications, Inc.*                                                   288
      1,900   NII Holdings, Inc. "B"*                                                           38
                                                                                          --------
                                                                                               326
                                                                                          --------
              Total Telecommunication Services                                               2,051
                                                                                          --------
UTILITIES (1.6%)
----------------
ELECTRIC UTILITIES (0.5%)
      5,100   American Electric Power Co., Inc.                                                202
      1,200   Cleco Corp.                                                                       48
        600   Entergy Corp.                                                                     41
      5,700   Exelon Corp.                                                                     227
      7,700   FirstEnergy Corp.                                                                325
      3,100   Northeast Utilities                                                              108

================================================================================

20  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES        SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
      8,500   NV Energy, Inc.                                                             $    137
        500   PPL Corp.                                                                         14
                                                                                          --------
                                                                                             1,102
                                                                                          --------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
     21,600   AES Corp.*                                                                       276
      2,400   Genie Energy Ltd. B                                                               25
     12,800   NRG Energy, Inc.*                                                                216
                                                                                          --------
                                                                                               517
                                                                                          --------
MULTI-UTILITIES (0.7%)
      3,700   Dominion Resources, Inc.                                                         185
     14,800   PG&E Corp.                                                                       602
     17,800   Public Service Enterprise Group, Inc.                                            540
      4,100   Sempra Energy                                                                    233
                                                                                          --------
                                                                                             1,560
                                                                                          --------
WATER UTILITIES (0.1%)
      1,900   American States Water Co.                                                         69
      5,600   American Water Works Co., Inc.                                                   189
                                                                                          --------
                                                                                               258
                                                                                          --------
              Total Utilities                                                                3,437
                                                                                          --------
              Total Common Stocks (cost: $88,275)                                           97,739
                                                                                          --------

PREFERRED SECURITIES (2.6%)

CONSUMER STAPLES (0.4%)
-----------------------
AGRICULTURAL PRODUCTS (0.4%)
     10,000   Dairy Farmers of America, Inc., 7.88%, cumulative
                redeemable, perpetual(a)                                                       952
                                                                                          --------
FINANCIALS (1.5%)
-----------------
LIFE & HEALTH INSURANCE (0.2%)
     15,000   Delphi Financial Group, Inc., 7.38%, perpetual                                   371
                                                                                          --------
OTHER DIVERSIFIED FINANCIAL SERVICES (0.7%)
     32,931   ING Groep N.V., 7.20%, perpetual                                                 723
         10   International Lease Finance Corp., 0.39%, perpetual(b)                           720
                                                                                          --------
                                                                                             1,443
                                                                                          --------
REINSURANCE (0.4%)
        500   American Overseas Group Ltd., 7.50%, non-cumulative, perpetual,
                acquired 3/09/2007; cost $526*(c)                                              200
       $804   Swiss Re Capital I, LP, 6.85%, redeemable, perpetual(a)                          727
                                                                                          --------
                                                                                               927
                                                                                          --------
REITs - OFFICE (0.2%)
     20,000   Commonwealth REIT, Series E, 7.25%, cumulative redeemable, perpetual             496
                                                                                          --------
              Total Financials                                                               3,237
                                                                                          --------
INDUSTRIALS (0.5%)
------------------
OFFICE SERVICES & SUPPLIES (0.5%)
      1,065   Pitney Bowes International Holdings, Series F, 6.13%,
                cumulative redeemable, perpetual(a)                                          1,017
                                                                                          --------
TELECOMMUNICATION SERVICES (0.2%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
     20,000   Qwest Corp., 7.38%, cumulative                                                   529
                                                                                          --------
              Total Preferred Securities (cost: $5,884)                                      5,735
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES        SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
EXCHANGE-TRADED FUNDS (21.4%)

DOMESTIC EXCHANGE-TRADED FUNDS (2.8%)
     15,700   iShares Russell 1000 Index Fund                                             $  1,143
     89,499   Vanguard Dividend Appreciation ETF                                             5,018
                                                                                          --------
              Total Domestic Exchange-Traded Funds                                           6,161
                                                                                          --------
FOREIGN EXCHANGE-TRADED FUNDS (18.6%)
    440,858   iShares MSCI EAFE Index Fund                                                  22,987
    415,622   Vanguard MSCI Emerging Markets ETF                                            17,589
                                                                                          --------
              Total Foreign Exchange-Traded Funds                                           40,576
                                                                                          --------
              Total Exchange-Traded Funds (cost: $50,518)                                   46,737
                                                                                          --------
              Total Equity Securities (cost: $144,677)                                     150,211
                                                                                          --------

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)         SECURITY                                        RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
              BONDS (26.1%)

              CORPORATE OBLIGATIONS (16.6%)

              ENERGY (1.2%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (1.2%)
$     1,000   Enbridge Energy Partners, LP(d)                8.05%      10/01/2037        $  1,078
        600   Enterprise Products Operating, LP              7.03        1/15/2068             635
      1,000   Southern Union Co.(d)                          3.45(e)    11/01/2066             958
                                                                                          --------
              Total Energy                                                                   2,671
                                                                                          --------
              FINANCIALS (12.7%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
        275   State Street Capital Trust IV                  1.55(e)     6/15/2037             187
                                                                                          --------
              CONSUMER FINANCE (0.8%)
      1,000   American Express Co.(d)                        6.80        9/01/2066           1,014
        611   Capital One Financial Corp.(d)                 7.69        8/15/2036             619
                                                                                          --------
                                                                                             1,633
                                                                                          --------
              DIVERSIFIED BANKS (0.4%)
      1,000   USB Realty Corp.(a),(d)                        1.72(e)             -(f)          768
                                                                                          --------
              INVESTMENT BANKING & BROKERAGE (0.7%)
      1,000   Goldman Sachs Capital II                       5.79                -(f)          687
        805   Schwab Capital Trust I                         7.50       11/15/2037             820
                                                                                          --------
                                                                                             1,507

================================================================================

22  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)         SECURITY                                        RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
              LIFE & HEALTH INSURANCE (1.3%)
$       500   Great-West Life & Annuity Insurance Co.(a),(d) 7.15%       5/16/2046        $    497
      1,000   Lincoln National Corp.                         7.00        5/17/2066             955
        500   Principal Financial Global Fund, LLC           1.10(e)     1/10/2031             411
        500   Prudential Financial, Inc.(d)                  8.88        6/15/2038             602
        500   StanCorp Financial Group, Inc.                 6.90        6/01/2067             457
                                                                                          --------
                                                                                             2,922
                                                                                          --------
              MULTI-LINE INSURANCE (1.2%)
      1,000   Genworth Financial, Inc.                       6.15       11/15/2066             645
      1,500   Glen Meadow(a),(d)                             6.51        2/12/2067           1,136
      1,000   Nationwide Mutual Insurance Co.(a)             5.81       12/15/2024             911
                                                                                          --------
                                                                                             2,692
                                                                                          --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (1.1%)
        500   BankAmerica Capital III(d)                     1.14(e)     1/15/2027             336
        475   BankBoston Capital Trust IV(d)                 1.14(e)     6/08/2028             314
      1,000   General Electric Capital Trust I(d)            6.38       11/15/2067             999
      1,000   JPMorgan Chase Capital XIII                    1.53(e)     9/30/2034             719
                                                                                          --------
                                                                                             2,368
                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (2.2%)
      1,000   Allstate Corp.(d)                              6.13        5/15/2037             947
        500   Chubb Corp.(d)                                 6.38(e)     3/29/2067             512
        500   HSB Group, Inc.(b)                             1.48(e)     7/15/2027             313
        500   Ironshore Holdings, Inc.(a)                    8.50        5/15/2020             543
        500   Liberty Mutual Group, Inc.(d)                  7.30        6/15/2014             535
      1,000   Progressive Corp.(d)                           6.70        6/15/2037           1,026
      1,000   Travelers Companies, Inc.(d)                   6.25        3/15/2037             991
                                                                                          --------
                                                                                             4,867
                                                                                          --------
              REGIONAL BANKS (4.2%)
        500   CoBank ACB(a)                                  1.15(e)     6/15/2022             392
        500   Fifth Third Capital Trust IV(d)                6.50        4/15/2037             499
        150   First Empire Capital Trust I(d)                8.23        2/01/2027             150
      1,000   First Republic Bank Corp.(d)                   7.75        9/15/2012           1,014
      1,000   Fulton Capital Trust I(d)                      6.29        2/01/2036             827
        500   Huntington Capital III(d)                      6.65        5/15/2037             487
      1,000   KeyCorp Capital I                              1.32(e)     7/01/2028             743
      1,000   Manufacturers & Traders Trust Co.(d)           5.63       12/01/2021             971
        645   PNC Preferred Funding Trust(a),(d)             6.52                -(f)          481
        500   PNC Preferred Funding Trust III(a)             8.70                -(f)          519

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)         SECURITY                                        RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
$       500   Regions Financial Corp.                         7.75%     11/10/2014        $    527
        400   Susquehanna Bancshares, Inc.(d)                 2.25(e)    5/01/2014             370
        500   Susquehanna Capital II                         11.00       3/23/2040             512
      1,000   TCF National Bank(d)                            5.50       2/01/2016           1,013
        700   Webster Capital Trust IV(d)                     7.65       6/15/2037             708
                                                                                          --------
                                                                                             9,213
                                                                                          --------
              REINSURANCE (0.5%)
        500   Max USA Holdings Ltd.(a),(d)                    7.20       4/14/2017             527
        500   Platinum Underwriters Finance, Inc.(d)          7.50       6/01/2017             530
                                                                                          --------
                                                                                             1,057
                                                                                          --------
              REITs - RETAIL (0.2%)
        577   New Plan Excel Realty Trust, Inc., acquired
                2/20/2009; cost $196(c)                       7.68      11/02/2026             514
                                                                                          --------
              Total Financials                                                              27,728
                                                                                          --------
              INDUSTRIALS (0.4%)
              ------------------
              AEROSPACE & DEFENSE (0.4%)
      1,000   Textron Financial Corp.(a)                      6.00       2/15/2067             765
                                                                                          --------
              UTILITIES (2.3%)
              ----------------
              ELECTRIC UTILITIES (0.6%)
        233   FPL Group Capital, Inc.(d)                      6.65       6/15/2067             236
        500   PPL Capital Funding, Inc.                       6.70       3/30/2067             495
        949   Texas Competitive Electric Holdings Co., LLC(g) 4.80      10/10/2017             589
                                                                                          --------
                                                                                             1,320
                                                                                          --------
              MULTI-UTILITIES (1.7%)
      1,000   Dominion Resources, Inc.(d)                     7.50       6/30/2066           1,051
      1,005   Integrys Energy Group, Inc.(d)                  6.11      12/01/2066             987
      1,000   Puget Sound Energy, Inc.(d)                     6.97       6/01/2067           1,006
        725   Wisconsin Energy Corp.                          6.25       5/15/2067             742
                                                                                          --------
                                                                                             3,786
                                                                                          --------
              Total Utilities                                                                5,106
                                                                                          --------
              Total Corporate Obligations (cost: $32,335)                                   36,270
                                                                                          --------

              EURODOLLAR AND YANKEE OBLIGATIONS (2.4%)

              ENERGY (0.5%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
      1,000   TransCanada Pipelines Ltd.(d)                   6.35       5/15/2067           1,012
                                                                                          --------

================================================================================

24  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)         SECURITY                                        RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
              FINANCIALS (1.5%)
              -----------------
              DIVERSIFIED BANKS (0.0%)
$       500   Landsbanki Islands hf, acquired 10/12/2007;
                cost $500(a),(b),(c),(h)                     7.43%              -(f)      $      -
                                                                                          --------
              DIVERSIFIED CAPITAL MARKETS (0.3%)
      1,000   Deutsche Bank Capital Trust IV                 4.59(e)            -(f)           620
                                                                                          --------
              MULTI-LINE INSURANCE (0.8%)
      1,555   AXA S.A.(d)                                    2.70(e)            -(f)           801
      1,000   Oil Insurance Ltd.(a),(d)                      3.56(e)            -(f)           904
                                                                                          --------
                                                                                             1,705
                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (0.4%)
      1,000   QBE Insurance Group Ltd.(a)                    5.65       7/01/2023              899
                                                                                          --------
              REGIONAL BANKS (0.0%)
      1,000   Glitnir Banki hf, acquired 9/11/2006 and 10/18/2006;
                cost $1,017(a),(b),(c),(h)                   7.45               -(f)             -
                                                                                          --------
              Total Financials                                                               3,224
                                                                                          --------
              INDUSTRIALS (0.4%)
              ------------------
              INDUSTRIAL CONGLOMERATES (0.4%)
      1,000   Hutchison Whampoa Ltd.(a),(d)                  6.00               -(f)         1,006
                                                                                          --------
              Total Eurodollar and Yankee Obligations (cost: $6,545)                         5,242
                                                                                          --------

              COMMERCIAL MORTGAGE SECURITIES (7.1%)

              FINANCIALS (7.1%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (7.1%)
        500   Banc of America Commercial Mortgage, Inc.      5.77       5/10/2045              449
        400   Banc of America Commercial Mortgage, Inc.      5.46       9/10/2045              344
        230   Banc of America Commercial Mortgage, Inc.      5.68       7/10/2046              244
      1,000   Banc of America Commercial Mortgage, Inc.(d)   5.18       9/10/2047              772
        500   Banc of America Commercial Mortgage, Inc.      6.20       2/10/2051              392
        500   Bear Stearns Commercial Mortgage
                Securities, Inc.(d)                          4.99       9/11/2042              483
        500   Citigroup Commercial Mortgage Trust(d)         5.40       7/15/2044              495
        530   Citigroup Commercial Mortgage Trust(d)         5.73       3/15/2049              437
        480   Commercial Mortgage Pass-Through
                Certificates(d)                              5.21       6/10/2044              470
        500   Credit Suisse Commercial Mortgage Trust        5.55       2/15/2039              444
        745   Credit Suisse First Boston Mortgage Securities
                Corp.(d)                                     5.10       8/15/2038              755
      1,000   GE Capital Commercial Mortgage Corp.(d)        5.61      12/10/2049              839
        250   GMAC Commercial Mortgage Securities, Inc.      4.98      12/10/2041              185
        230   GS Mortgage Securities Corp. II                4.30       1/10/2040              232

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)         SECURITY                                        RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
$     1,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.04%      10/15/2042        $    921
        690   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.57        4/15/2043             570
        500   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(d)                          5.33       12/15/2044             386
        378   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.33       12/15/2044             310
      1,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                             5.48        5/15/2045             860
        690   Merrill Lynch Mortgage Trust(d)                5.24       11/12/2037             743
        250   Merrill Lynch Mortgage Trust                   5.10        7/12/2038             187
        500   Merrill Lynch Mortgage Trust                   5.14        7/12/2038             490
        135   Merrill Lynch Mortgage Trust                   5.31        7/12/2038              99
        670   Merrill Lynch Mortgage Trust                   5.67        5/12/2039             579
        500   Merrill Lynch Mortgage Trust                   5.01       10/12/2041             503
      1,000   ML-CFC Commercial Mortgage Trust(d)            5.42        8/12/2048             814
        500   ML-CFC Commercial Mortgage Trust               6.16        8/12/2049             471
        500   Morgan Stanley Capital I, Inc.                 5.07        8/13/2042             477
        500   Morgan Stanley Capital I, Inc.                 5.79        7/12/2044             456
      1,000   Morgan Stanley Capital I, Inc.(d)              4.77        7/15/2056             990
                                                                                          --------
              Total Financials                                                              15,397
                                                                                          --------
              Total Commercial Mortgage Securities (cost: $14,693)                          15,397
                                                                                          --------
              Total Bonds (cost: $53,573)                                                   56,909
                                                                                          --------

--------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
--------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (4.7%)

              MONEY MARKET FUNDS (4.7%)
 10,305,044   State Street Institutional Liquid Reserve Fund, 0.18%(i)(cost: $10,305)       10,305
                                                                                          --------

              TOTAL INVESTMENTS (COST: $208,555)                                          $217,425
                                                                                          ========

--------------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
--------------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (0.1%)
        100   Put - S&P 500 Index expiring February 18, 2012 at 1230                            25
        150   Put - S&P 500 Index expiring February 18, 2012 at 1250                            59
        100   Put - S&P 500 Index expiring March 17, 2012 at 1275                              205
                                                                                          --------

              TOTAL PURCHASED OPTIONS (COST: $608)                                        $    289
                                                                                          ========

================================================================================

26  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER                                                                                       VALUE
OF CONTRACTS  SECURITY                                                                       (000)
--------------------------------------------------------------------------------------------------
              WRITTEN OPTIONS (0.1%)
       (100)  Put - S&P 500 Index expiring February 18,2012 at 1130                       $     (6)
       (150)  Put - S&P 500 Index expiring February 18,2012 at 1150                            (10)
        (60)  Call - S&P 500 Index expiring February 18,2012 at 1310                          (110)
       (100)  Put - S&P 500 Index expiring March 17, 2012 at 1175                              (57)
                                                                                           -------

              TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $296)                              $  (183)
                                                                                           =======

--------------------------------------------------------------------------------------------------

($ IN 000s)                                   VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------
                                       (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                   QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                               IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                      FOR IDENTICAL ASSETS              INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $ 97,739             $     -         $    -       $ 97,739
  Preferred Securities                       529               4,486            720          5,735
  Exchange-Traded Funds:
    Domestic Exchange-Traded Funds         6,161                   -              -          6,161
    Foreign Exchange-Traded Funds         40,576                   -              -         40,576
Bonds:
  Corporate Obligations                        -              35,957            313         36,270
  Eurodollar And Yankee Obligations            -               5,242              -          5,242
  Commercial Mortgage Securities               -              15,397              -         15,397
Money Market Instruments:
  Money Market Instruments                10,305                   -              -         10,305
Purchased Options                            289                   -              -            289
--------------------------------------------------------------------------------------------------
Total                                   $155,599             $61,082         $1,033       $217,714
--------------------------------------------------------------------------------------------------

                                       (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                   QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                               IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
LIABILITIES            FOR IDENTICAL LIABILITIES              INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------------
Written Options                            $(183)                 $-             $-          $(183)
--------------------------------------------------------------------------------------------------
Total                                      $(183)                 $-             $-          $(183)
--------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------
                                                       PREFERRED       CORPORATE
                                                      SECURITIES     OBLIGATIONS
--------------------------------------------------------------------------------
Balance as of July 31, 2011                                $ 850            $  -
Purchases                                                      -               -
Sales                                                          -               -
Transfers into Level 3                                         -             313
Transfers out of Level 3                                       -               -
Net realized gain (loss)                                       -               -
Change in net unrealized appreciation/depreciation          (130)              -
--------------------------------------------------------------------------------
Balance as of January 31, 2012                             $ 720            $313
--------------------------------------------------------------------------------

For the period of August 1, 2011, through January 31, 2012, corporate obligations with a fair value of $313,000 were transferred from Level 2 to Level
3. Due to an assessment of events at the end of the reporting period, this security had an adjustment to its market closing price to reflect the pricing services not being readily available. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA FIRST START GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2012 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 22.5% of net assets at January
    31, 2012.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

    maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT    Real estate investment trust

o   SPECIFIC NOTES

    (a)  Restricted security that is not registered under the Securities
         Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (b) Security was fair valued at January 31, 2012, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at January 31, 2012, was $714,000, which represented 0.3% of the Fund's net assets.

    (d) The security, or a portion thereof, is segregated to cover the notional value of outstanding written call options at January 31, 2012.

================================================================================

30  | USAA FIRST START GROWTH FUND

================================================================================

    (e) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at January 31, 2012.

    (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (g) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at January 31, 2012. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. Security deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (h) Currently the issuer is in default with respect to interest and/or principal payments.

    (i) Rate represents the money market fund annualized seven-day yield at January 31, 2012.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

January 31, 2012 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $208,555)             $217,425
  Purchased options, at market value (cost of $608)                              289
  Cash                                                                            14
  Receivables:
    Capital shares sold                                                           58
    USAA Investment Management Company (Note 6D)                                 173
    Dividends and interest                                                       837
    Securities sold                                                               29
                                                                            --------
      Total assets                                                           218,825
                                                                            --------
LIABILITIES
  Payables:
    Capital shares redeemed                                                      133
  Written options, at market value (premiums received of $296)                   183
  Accrued management fees                                                        143
  Accrued transfer agent's fees                                                    3
  Other accrued expenses and payables                                             78
                                                                            --------
      Total liabilities                                                          540
                                                                            --------
        Net assets applicable to capital shares outstanding                 $218,285
                                                                            ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                           $225,443
  Accumulated undistributed net investment income                                 38
  Accumulated net realized loss on investments, options, and
    futures transactions                                                     (15,860)
  Net unrealized appreciation of investments, options, and
    futures contracts                                                          8,664
                                                                            --------
        Net assets applicable to capital shares outstanding                 $218,285
                                                                            ========
  Capital shares outstanding, unlimited number of shares authorized,
    no par value                                                              20,541
                                                                            ========
  Net asset value, redemption price, and offering price per share           $  10.63
                                                                            ========

See accompanying notes to financial statements.

================================================================================

32  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended January 31, 2012 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $12)                          $ 1,830
  Interest                                                                    2,108
                                                                            -------
      Total income                                                            3,938
                                                                            -------
EXPENSES
  Management fees                                                               826
  Administration and servicing fees                                             157
  Transfer agent's fees                                                         837
  Custody and accounting fees                                                    78
  Postage                                                                        47
  Shareholder reporting fees                                                     30
  Trustees' fees                                                                  7
  Registration fees                                                              18
  Professional fees                                                              34
  Other                                                                           8
                                                                            -------
      Total expenses                                                          2,042
  Expenses reimbursed                                                          (594)
                                                                            -------
      Net expenses                                                            1,448
                                                                            -------
NET INVESTMENT INCOME                                                         2,490
                                                                            -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
OPTIONS, AND FUTURES CONTRACTS
  Net realized loss on:
    Investments                                                              (3,583)
    Options                                                                    (462)
    Futures transactions                                                       (823)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                              (2,905)
    Options                                                                    (235)
    Futures contracts                                                          (117)
                                                                            -------
      Net realized and unrealized loss                                       (8,125)
                                                                            -------
  Decrease in net assets resulting from operations                          $(5,635)
                                                                            =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended January 31, 2012 (unaudited), and year ended
July 31, 2011

----------------------------------------------------------------------------------
                                                           1/31/2012     7/31/2011
----------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                     $  2,490      $  4,290
  Net realized gain (loss) on investments                     (3,583)       16,287
  Net realized loss on options                                  (462)       (1,074)
  Net realized gain (loss) on futures transactions              (823)          413
  Change in net unrealized appreciation/depreciation of:
    Investments                                               (2,905)       13,722
    Options                                                     (235)          176
    Futures contracts                                           (117)          117
                                                            ----------------------
    Increase (decrease) in net assets resulting
      from operations                                         (5,635)       33,931
                                                            ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (4,800)       (5,080)
                                                            ----------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                   11,047        24,924
  Reinvested dividends                                         4,777         5,055
  Cost of shares redeemed                                    (14,052)      (32,178)
                                                            ----------------------
    Increase (decrease) in net assets from capital
      share transactions                                       1,772        (2,199)
                                                            ----------------------
  Net increase (decrease) in net assets                       (8,663)       26,652
NET ASSETS
  Beginning of period                                        226,948       200,296
                                                            ----------------------
  End of period                                             $218,285      $226,948
                                                            ======================
Accumulated undistributed net investment income:
  End of period                                             $     38      $  2,348
                                                            ======================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                  1,070         2,299
  Shares issued for dividends reinvested                         474           476
  Shares redeemed                                             (1,362)       (2,992)
                                                            ----------------------
    Increase (decrease) in shares outstanding                    182          (217)
                                                            ======================

See accompanying notes to financial statements.

================================================================================

34  | USAA FIRST START GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2012 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this semiannual report pertains only to the USAA First Start Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital growth with reduced volatility over time.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

         the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Asset Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated

================================================================================

36  | USAA FIRST START GROWTH FUND

================================================================================

         mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

         considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred equity securities and all bonds, which are valued based on methods discussed in Note 1A5.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the security was valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. The fair value methods included using inputs such as market quotations obtained from the broker-dealers from which the Fund

================================================================================

38  | USAA FIRST START GROWTH FUND

================================================================================

    purchased the securities. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts. For the six-month period ended January 31, 2012, the Fund held no futures contacts.

    OPTIONS TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund,

================================================================================

40  | USAA FIRST START GROWTH FUND

================================================================================

    as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JANUARY 31, 2012* (IN THOUSANDS)

                                   ASSET DERIVATIVES                  LIABILITY DERIVATIVES
-------------------------------------------------------------------------------------------------------
                                STATEMENT OF                       STATEMENT OF
                                ASSETS AND                         ASSETS AND
DERIVATIVES NOT ACCOUNTED       LIABILITIES                        LIABILITIES
FOR AS HEDGING INSTRUMENTS      LOCATION          FAIR VALUE       LOCATION                 FAIR VALUE
-------------------------------------------------------------------------------------------------------
Equity contracts                Purchased           $289           Written                     $183
                                options; Net                       options
                                unrealized
                                appreciation of
                                investments,
                                options, and
                                futures contracts
-------------------------------------------------------------------------------------------------------

    * For open derivative instruments as of January 31, 2012, see the portfolio of investments, which is also indicative of activity for the period ended January 31, 2012.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2012 (IN THOUSANDS)

DERIVATIVES                                                         CHANGE IN UNREALIZED
NOT ACCOUNTED        STATEMENT OF               REALIZED            APPRECIATION
FOR AS HEDGING       OPERATIONS                 GAIN (LOSS)         (DEPRECIATION)
INSTRUMENTS          LOCATION                   ON DERIVATIVES      ON DERIVATIVES
----------------------------------------------------------------------------------------
Equity contracts     Net realized gain            $(1,285)               $(352)
                     (loss) on options and
                     futures transactions/
                     Change in net
                     unrealized appreciation/
                     depreciation of options
                     and futures contracts
----------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to

================================================================================

42  | USAA FIRST START GROWTH FUND

================================================================================

    credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS --
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2012, custodian and other bank credits reduced the Fund's expenses by less than $500. For the six-month period ended January 31, 2012, the Fund did not receive any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

44  | USAA FIRST START GROWTH FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. Prior to September 24, 2011, the funds were assessed a proportionate share of CAPCO's operating expenses, and the maximum annual facility fee was 0.10% of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended January 31, 2012, the Fund paid CAPCO facility fees of $1,000, which represents 0.4% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2012.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2012, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various rules governing the tax treatment of regulated investment companies. The changes made under the Act are generally effective for years beginning after the date of enactment. Under the Act, net capital losses may be carried forward indefinitely, and they retain their character as short-term and or long-term capital losses. Under pre-enactment law, net capital

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

losses could be carried forward for eight years and treated as short-term capital losses, irrespective of the character of the original capital loss. As a transition rule, the Act requires that post-enactment capital loss carryforwards be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. At July 31, 2011, the Fund had pre-enactment capital loss carryforwards of $10,372,000, for federal income tax purposes, which, if not offset by subsequent capital gains, will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

PRE-ENACTMENT CAPITAL LOSS CARRYFORWARDS
-----------------------------------------
  EXPIRES                        BALANCE
-----------                   -----------
   2017                       $ 7,229,000
   2018                         3,143,000
                              -----------
                   Total      $10,372,000
                              ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period, ended January 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of January 31, 2012, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended July 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2012, were $84,092,000 and $89,583,000, respectively.

================================================================================

46  | USAA FIRST START GROWTH FUND

================================================================================

As of January 31, 2012, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2012, were $18,178,000 and $9,627,000, respectively, resulting in net unrealized appreciation of $8,551,000.

For the six-month period ended January 31, 2012 transactions in written call and put options* were as follows:

                                                                   PREMIUMS
                                            NUMBER OF              RECEIVED
                                            CONTRACTS               (000'S)
                                            -------------------------------
Outstanding at July 31, 2011                  1,000                 $    58
Options written                               2,850                   3,768
Options terminated in closing
purchase transactions                        (3,210)                 (3,053)
Options expired                                (230)                   (477)
                                            -------------------------------
Outstanding at January 31, 2012                 410                 $   296
                                            ===============================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Citibank retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

lending transaction. Citibank receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Citibank has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the six-month period ended January 31, 2012, the Fund received securities-lending income of less than $500, which is net of the 20% income retained by Citibank. As of January 31, 2012, the Fund had no securities out on loan.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds

================================================================================

48  | USAA FIRST START GROWTH FUND

================================================================================

    Index over the performance period. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                 AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
-------------------------------------------------------------------------------
+/- 1.00% to 4.00%                   +/- 0.04%
+/- 4.01% to 7.00%                   +/- 0.05%
+/- 7.01% and greater                +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended January 31, 2012, the Fund incurred total management fees, paid or payable to the Manager, of $826,000, which included a 0.04% performance adjustment of $39,000.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreement with Quantitative Management Associates LLC (QMA), under which QMA directs the investment and reinvestment of a portion of the Fund's assets invested in international stocks (as allocated from time to time by the Manager).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.20% on the first $250 million, 0.15% on assets over $250 million of the portion of the Fund's average daily net assets that QMA manages. For the six-month period ended January 31, 2012, the Manager incurred subadvisory fees, paid or payable to QMA, of $63,000.

    Effective September 30, 2011, the Manager terminated its investment subadvisory agreement with Credit Suisse Asset Management, LLC (CSAM). For the six-month period ended January 31, 2012, the Manager incurred subadvisory fees, paid or payable to CSAM, of $23,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended January 31, 2012, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $157,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2012, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2012, to limit the annual expenses of the Fund to 1.38% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2012, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2012, the Fund

================================================================================

50  | USAA FIRST START GROWTH FUND

================================================================================

    incurred reimbursable expenses of $594,000, of which $173,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended January 31, 2012, the Fund incurred transfer agent's fees, paid or payable to SAS, of $837,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS

    FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager has evaluated the impact of this guidance noting that the only impact is to the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                      SIX-MONTH
                                     PERIOD ENDED
                                      JANUARY 31,                            YEAR ENDED JULY 31,
                                     --------------------------------------------------------------------------------------
                                         2012            2011            2010            2009             2008         2007
Net asset value at
  beginning of period                $  11.15        $   9.73        $   8.45        $   9.66        $   10.70      $  9.62
                                     --------------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                   .13             .21             .30             .28              .23          .17
  Net realized and
    unrealized gain (loss)               (.41)           1.46            1.30           (1.24)           (1.09)        1.02
                                     --------------------------------------------------------------------------------------
Total from investment operations         (.28)           1.67            1.60            (.96)            (.86)        1.19
                                     --------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.24)           (.25)           (.32)           (.25)            (.18)        (.11)
                                     --------------------------------------------------------------------------------------
Net asset value at end of period     $  10.63        $  11.15        $   9.73        $   8.45        $   9.66      $  10.70
                                     ======================================================================================
Total return (%)*                       (2.41)          17.32           19.00           (9.39)          (8.24)        12.36(a)
Net assets at end of period (000)    $218,285        $226,948        $200,296        $172,415        $190,306      $220,295
Ratios to average net assets:**
  Expenses (%)(b)                        1.38(d)         1.38            1.38            1.38            1.38          1.39(a),(c)
  Expenses, excluding
    reimbursements (%)(b)                1.95(d)         1.91            2.14            2.67            2.18          2.22(a)
  Net investment income (%)              2.37(d)         1.95            3.11            3.62            2.17          1.57
Portfolio turnover (%)                     42             133             188(e)          216(e)          113           135

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2012, average net assets were $208,612,000.
(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Effective October 1, 2006, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.38% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.45%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects increased trading activity due to asset allocation changes.

================================================================================

52  | USAA FIRST START GROWTH FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2012 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2011, through January 31, 2012.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                           EXPENSES PAID
                                    BEGINNING            ENDING            DURING PERIOD*
                                  ACCOUNT VALUE       ACCOUNT VALUE       AUGUST 1, 2011 -
                                  AUGUST 1, 2011     JANUARY 31, 2012     JANUARY 31, 2012
------------------------------------------------------------------------------------------
Actual                              $1,000.00           $  975.90              $6.85

Hypothetical
 (5% return before expenses)         1,000.00            1,018.20               7.00

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of (2.41)% for the six-month period of August 1, 2011, through January 31, 2012.

================================================================================

54  | USAA FIRST START GROWTH FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    USAA.COM select Investments,*
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
         (8722)                      "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------
Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

             [LOGO OF USAA]
                 USAA(R)

   WE KNOW WHAT IT MEANS TO SERVE.(R)


   =============================================================================
   31703-0312                                (C)2012, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.
ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.





















                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended January 31, 2012

By:*     /S/ CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:     03/26/2012
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     03/27/2012
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     03/26/2012
         ------------------------------


*Print the name and title of each signing officer under his or her signature.